Exhibit 99.3

Exhibit 99.3

$200 million Second Lien Notes $200 million Senior Notes February 2010

Disclaimer—Forward Looking Statements

This presentation contains forward-looking statements. These forward-looking statements relate to, among other things, our financial and operating performance and results, our business strategy, market prices, our future commodity price risk management activities, and our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events.

We may use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “target,” “continue,” “intend,” “plan,” “budget” and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to fluctuations in prices of oil and natural gas, future capital requirements and availability of financing, estimates of reserves, geological concentration of our reserves, risks associated with drilling and operating wells, discovery, acquisition, development and replacement of oil and natural gas reserves, cash flow and liquidity, timing and amount of future production of oil and natural gas, availability of drilling and production equipment, marketing of oil and natural gas, developments in oil-producing and natural gas-producing countries, competition, general economic conditions, governmental regulations, receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts, hedging decisions, including whether or not to enter into derivative financial instruments, terrorist attacks, actions by third-party co-owners of interests in properties in which we also own an interest, and fluctuations in interest rates.

We believe it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. When considering our forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in our annual and quarterly reports filed with the Securities and Exchange Commission. The risks noted therein provide examples of risks, uncertainties and events that may cause our actual results to differ materially from those contained in any forward-looking statement.

2

Management Presenters

Mark Fischer, Chief Executive Officer & President

Joe Evans, Chief Financial Officer & Executive Vice President

3

Current and Pro Forma Capitalization

Chaparral Capitalization

($MM) 12/31/09E Adjustments Pro Forma

Cash and Cash Equivalents 73 (58) 15

Debt

Revolving Credit Line 507 (437) 70

Real Estate Mortgage Notes 13 13

Installment Notes Payable 9 9

2015 and 2017 Senior Notes, Net 648 648

2015 Second Lien Notes 200 200 (2)

2018 Senior Notes 200 200 (2)

Total Debt 1,177 (37) 1,140

Net Debt 1,104 1,125

Stockholder’s Equity (4) (4) (8) (3)

Total Capitalization 1,173 1,132

Credit Statistics

Total Debt/2009E EBITDA (x) 5.3 5.1

Total Net Secured Debt/2009E EBITDA (x) 2.0 1.2

Total Debt / Dec 31, 2009E Proved Reserves ($/Boe) 8.29 8.03

Total Debt/Dec 31, 2009E Proved Developed Reserves ($/Boe) 12.53 12.14

Liquidity (assuming $450 ACNTA) $MM (1) 73 173

Note:

1. Chaparral estimates that it has approximately $450mm of secured debt capacity under its existing unsecured note indentures. This liquidity number reflects the Company’s cash position added to its availability under the revolver without exceeding this limit

2. Does not give effect to the impact of any original issue discount.

3. Decrease due to write-off of existing credit facility fees.

Company Overview

Chaparral Overview

Founded in 1988, based in Oklahoma City Core areas are Mid-Continent and Permian Basin

Comprise 90% of reserves and 87% of 2009 production

Third largest oil producer in Oklahoma Substantial resource potential

Long-lived, shallow-decline conventional reserve base

Significant resource potential via Enhanced Oil Recovery portfolio and infrastructure as well as Woodford shale gas opportunities Successful acquisition track record

September 2005: $158 million CEI Bristol, 19 MMBoe of proved reserves

October 2006: $500 million Calumet Oil, 58 MMBoe of proved reserves Experienced management team with high ownership stake

Operational Stats Proved Reserves:

% Oil: Production_

Reserve Value ($PV-10): R / P:

12/31/08 (SEC)

113 MMBoe 45%

19 MBoe/d (Annual Avg.) $933MM

16 years

12/31/09 (SEC)

142 MMBoe 63%

21 MBoe/d (Est Annual Avg.) $1.3B

19 years

12/31/09 (1/14/10 NYMEX)

161 MMBoe 60%

21 MBoe/d (Est Annual Avg.) $2.7B

21 years

Operating Areas

As of December 31, 2009 (SEC)

Company Total

December 2009 proved reserves – 142 MMBoe 2009 average daily production – 21 MBoe/d Acreage (gross / net): 1,248,929 / 620,557

Rocky Mountains

Reserves: 2.2 MMBoe, 1% of total Production: 0.4 MBoe/d, 2% of total Acreage (gross / net): 52,088 / 18,532

North Texas

Reserves: 2.4 MMBoe, 2% of total Production: 0.4 Mboe/d, 2% of total Acreage (gross / net): 26,254 / 18,360

Permian Basin

Reserves: 16.2 MMBoe, 11% of total Production: 4.4 Mboe/d, 21% of total Acreage (gross / net): 90,063 / 66,285

Core Area Growth Area Acreage Field Offices Headquarters

Mid-Continent

Reserves: 111.6 MMBoe, 79% of total Production: 13.7 MBoe/d, 66% of total Acreage (gross / net): 959,256 / 443,907

Ark-La-Tex

Reserves: 2.7 MMBoe, 2% of total Production: 0.7 MBoe/d, 3% of total Acreage (gross / net): 22,366 / 10,106

Gulf Coast

Reserves: 6.8 MMBoe, 5% of total Production: 1.3 MBoe/d, 6% of total Acreage (gross / net): 98,902 / 63,367

Williston Basin

Powder River Basin

Greater Green River Basin

San Juan Basin

Midland Basin

Anadarko Woodford Basin

Arkoma Basin Ouachita Uplift

Delaware

Basin

Val Verde Basin

Fort Worth Basin

Sabine Uplift

Wilcox Trend

Miocene Trend

Frio Trend

Salt Dome Basin

Strong Record of Reserve and Production Growth

Chaparral’s reserve replacement ratio averaged 599% per year from 2002 to 2008

Year-End SEC Reserves (MMBoe) (1)(2)

2003 – 2009 CAGR = 19%

175 164

151 142

150

125 113

103

100

73

75

51

50

25

0

2003 2004 2005 2006 2007 2008 2009

Annual Production (MMBoe)

2003 – 2009 CAGR = 20%

12

10

7.6 8.1

8	6.8 7.1
6	5.4

4.2

4	3.2

2.6

2

0

2003 2004 2005 2006 2007 2008 2009E2010E(3)

Notes: 1)Reserves as of December 31, 2008 are based on flat SEC pricing of $44.60/Bbl and $5.61.Mcf 2)Reserves as of December 31, 2009 are based on flat SEC pricing of $61.18/Bbl and $3.87/Mcf 3)Production of 8.1 MMBoe represents midpoint of current production guidance for 2010

Reserve Price Sensitivity

December 31, 2009 Reserves (MMBoe) (1)(2)

200

150 158 161

142

100

50

0

New SEC Old SEC Nymex Strip

Pricing Pricing 1/14/2010 (3)

PV-10 Value ($Billions) (1)(2)

$3.0 $2.0 $1.0 $-

$1.3

$2.2

$2.7

New SEC Pricing

Old SEC Pricing

Nymex Strip

1/14/2010 (3)

Note: 1) New SEC pricing method-$61.18 oil and $3.87 gas

2) Old SEC pricing method -$79.36 oil and $5.79 gas

3) Average Wellhead of $94.77 oil and $6.27 gas

YE 2009 Reserves By Category

Current NYMEX

SEC (1) Prior SEC (2) 01/14/10 (3)

YE 2009 YE 2009 YE 2009

Oil ($ per Bbl) $61.18 $79.36 $94.77

Gas ($ per Mcf) $3.87 $5.79 $6.27

Proved Reserves (MMBOE)

PDP 71.3 78.6 79.6

PDNP 22.6 23.5 23.7

PUD 48.0 55.7 57.7

Total 141.9 157.8 161.0

PV-10 Value ($MM)

PDP 813.4 1,281.6 1,519.5

PDNP 180.2 278.3 342.0

PUD 329.9 644.8 798.3

Total 1,323.5 2,204.7 2,659.8

Note: (1) Flat sec pricing at $61.18/bbl and $3.87/mcf. (Average wellhead pricing at $58.78/bbl and $3.55/mcf)

(2)	flat sec pricing (prior method) at $79.36/bbl and $5.79/mcf (average wellhead pricing at $76.34/bbl and $5.12/mcf)
(3)	01/14/10 NYMEX is stated at average wellhead price.

Operating and Financial Strategy

Increase reserves and production through drilling of large inventory of near-term, high potential drilling opportunities

Expand EOR field operations and CO2 infrastructure

Selectively pursue strategic acquisition opportunities with significant upside potential

Hedge production to stabilize cash flow

Achieve growth objectives while maintaining strong liquidity position

Stable Base and Growth Potential

Stable Producing Base

_ Long-lived reserve base

• 8.8% projected annual decline in PDP production from 2010 to 2023 (1)

_ 63% oil concentration

_ 66% proved developed reserves

_ 86% of proved reserves operated

_ 85% of PDP production hedged over the next two years to stabilize cash flow

_ Highly diversified production across fields (8,174 wells)

Significant Near-Term Growth

_ 295 wells planned for 2010 with expected net exit rate production of 7.0 MBoepd

_ Low-risk infill or step-out wells (99% success rate in 2007-2009)

_ 1,333 identified proved undeveloped drilling locations

• Primarily focused on the Mid-Continent region with 1,061 locations

_ Undeveloped acreage: 84,396 net acres

Low-Risk Long-Term Upside

_ 180 MMbo potentially recoverable through EOR properties

_ Reserve growth through CO2 infrastructure

_ Woodford Shale developments

_ 3,485 identified additional potential drilling locations

_ 16-year inventory of drilling locations at 2010 drilling rate of 295 wells (113 operated wells and 182 outside operated wells)

_ 840 enhancement projects

Note: 1) Percent decline is average annual decline rate of PDP production from third-party reserve reports

Strong Inventory of Drilling Locations

Chaparral has experienced a high historical drilling success rate of 99% on a weighted average basis during 2007, 2008 and 2009

1,333 Identified Proven Undeveloped Drilling Locations

Ark-La-Tex 3

Gulf Coast 7

North Texas 128

Rocky Mountains 87

Mid-Continent 1,061

Permian Basin 47

3,485 Additional Potential Drilling Locations

Ark-La-Tex 34

Gulf Coast 44

Permian Basin 480

North Texas 183

Rocky Mountains 111

Mid-Continent 2,633

Strong Historical Growth and Improving Cost Structure

Production ( ) / Day

25,000 20,926

20,000 18,558 19,323

14,788

15,000

10,000

5,000

0

2006 2007 2008 2009E

Production & Ad Valorem Taxes / BOE

$6.00 $4.78

$4.00 $3.47 $3.87

$2.66

$2.00

$0.00

2006 2007 2008 2009E

LOE / BOE

$20.00 $17.05

$15.42

$15.00 $13.28 $12.33

$10.00

$5.00

$0.00

2006 2007 2008 2009E

G&A / BOE

$4.00 $3.22 $3.16 $3.11

$3.00 $2.72

$2.00

$1.00

$0.00

2006 2007 2008 2009E

Capital Budget

Oil & Gas Capital Expenditures ($MM)

2010

Component 2006 2007 2008 2009E Budget

Drilling 134 121 176 83 121

Enhancements 31 44 55 34 11

Acquisitions (1) 489 50 46 19 2

Tertiary 13 15 25 15 40

Recovery

Total 667 230 302 151 174

2010E Oil and Gas Capital Expenditures

Acquisitions 1% Enhancements

EOR

Drilling

6%

23%

70%

Gulf Coast Other 4% 5% 6% Permian 11% Basin

78% 79% Mid-Continent

2010E Drilling CAPEX by Major Plays ($MM)

Cleveland Sand $30.8

Osage County $17.9

Granite Wash $19.1

Tunstill $8.1

Haley $5.3

Camrick $5.3

Woodford Shale $4.8

SWAGSU $3.5

0 5 10 15 20 25 30 35 40 45 50

Conventional Drilling EOR Drilling

Note: 1) 2006 Includes major acquisition of Calumet Oil Company

Cleveland Sand Play

Ellis County Area

Milton #3H-26 Recently Completed

Gilson 2H-24, Chap Op with 100% WI 1.8 MMcf/d, 240 BOPD

State A 6H-36, Chap Op with 100% WI 2.8 MMcf/d, 250 BOPD

Aledo-Bray Area

Bray #3-4H Chap Op 98% IP 3.2 MMcf/d, 320 BOPD

Robertson #4-34H Chap Op 100% WI Drilling

Robertson #3-34H Chap Op 100% WI Waiting on Completion

Bray #4-4H Proposed Chap Op 98% WI

Recently Drilled Wells Proposed Wells Sections w/Chap Interests

Horizontal drilling Tight sand play

Depth: 7,900 – 9,700 feet Scheduled to drill 19 wells in 2010

10 operated, avg WI 85%

9 non-op, avg WI 10%

Play Statistics

Gross reserves / well (MMboe): 0.3 – 0.5

Gross CapEx / well ($MM): $2.6-$4.4

Chaparral net acres: 9,000

Avg working interest: 57%

Potential drill locations: 91

ROI: (2010 Op Drilling) 3.92

ROR: (2010 Op Drilling) 70%

Osage And Creek Counties, OK

North Burbank Unit

South Burbank Unit

West Fairfax Chat

SBU Area Burbank & Chat

Osage County, OK

Held by production Leasehold

Formations: Burbank, Miss. Chat Producing depth: 3,000ft.

1 company rig currently running

Scheduled to drill 45 Chaparral operated wells in 2010

Play Statistics

Gross reserves / well (MMboe): 0.1

Gross CapEx / well ($MM): $0.4

Chaparral net acres: 66,380

Avg working interest: 89.4%

Potential drill locations: 346

ROI: (2010 Op Drilling) 5.6

ROR: (2010 Op Drilling) 96.2%

Granite Wash Play

Texas

Oklahoma

Current producing net average: 12,634 acres

Colony wash area

Stiles ranch area

Granite Wash Play – Colony Wash Area

Gunter 2H-14

Chap Op & 70% WI IP: 6.5 MMcf/d, 500 BOPD

Kliewer #1-18H

CHK Op, Chap: 18% WI IP: 11.6 MMcf/d, 700 BOPD

Peters 2H -19 Chap Op & 70% WI IP: 4.8 MMcf/d, BOPD

Simpson 4-26H

St. Mary’s Op, Chap: 16% WI IP: 5 MMcf/d, 200 BOPD

West 7-35H,

St. Mary’s Op, Chap: 11% WI IP: 5.2 MMcf/d, 480 BOPD

Roxanne –3-17H and 4-17H

Questar Op, Chap 25% WI Drilling

Roxanne 1-17H

Chap Op & 25% WI IP: 7.7 MMcf/d, 736 BOPD

Roxanne 2-17H

Questar Op, Chap 25% WI IP: 5 MMcf/d, 600 BOPD

Kliewer 18H 17 (#,2,3,4)

CHK Op, Chap: 18% WI

Avg IP 5.5 MMcf/d, 400 BOPD/well 2 producing, 2 drilling

Riley #1-20H CHK Op, Chap 14% WI completing

Granite Wash “A”, “B” & “C” Zones Horizontal drilling, 12,500’ depth Initial production rates:

– 3 – 5 mmcf/d & 200 – 500 Bbl/d Scheduled to drill 9 wells in 2010

2 operated

7 non-operated

Play Statistics

Gross reserves / well (MMboe): 0.7

Gross CapEx / well ($MM): $6.4

Chaparral net acres: 1,620

Avg working interest: 23.7%

Potential drill locations: 24

ROI: (2010 Op Drilling) 3.67

ROR: (2010 Op Drilling) 98.6%

Washita county, ok

Recently Drilled Wells Proposed Wells Sections w/Chap Interests

Granite Wash Play – Stiles Ranch Area

Brown “6” #2H WI 25% Proposed

Brown Area

18MMcfe/d 1,000 Bopd

Britt #7-12H Drilling WI 41% On line 2/13/10

10MMcfe/d

Britt #7-11H Drilling WI 40% Frac date 2/12/10

27.1MMcfe/d

Brown “8” #2H WI 50%BPO, 50% WI-Proposed

17MMcfe/d

Britt 8-5H WI 12.5% 2/4/10 IP: 21,000 mcfe/d

Britt Area

21MMcfe/d

Britt 7-9H WI 40% Flowing back 2/4/10

Play Statistics

Gross reserves / well

(MMboe): 1.0

Gross CapEx / well ($MM): $7.38

Chaparral net acres: 855

Avg working interest: 51.2%

Potential drill locations: 21

ROI: (2010 Op Drilling) 6.4

ROR: (2010 Op Drilling) 100%

Britt #8-4H Drilling WI 12.5% 2/2/10 IP: 17,624 mcfe/d Britt #8-6H Drilling WI 12.5% Completing

Horizontal Drilling Scheduled to drill 2 wells in 2010

_ 1 op – WI 50%

_ 1 nonop – WI 25%

Depth 14,500’

Haley Play Area

Haley 36-4, Chap Op, 91% WI, IP Aug ‘06 IP: 8.1 mmcfe/d

Haley 36-5, Chap op, 78% WI, Next proposed location

Bowdle 47-4, Chap Op & 98% WI Currently drilling

Bowdle 47-2, Chap Op & 98% WI TD: 3Q08, IP 18.8 mmcfe/d

Deep Drilling Locations Drilling or Recent Completions Chaparral Acreage

Atoka

Play Statistics Morrow

Gross reserves / well (MMboe): 1.9

Gross CapEx / well ($MM): $10.2

Chaparral net acres: 2,368

Avg working interest: 74%

2010 Scheduled drill locations: (Chaparral

operated) 1

ROI: (2010 Op Drilling) 3.91

ROR: (2010 Op Drilling) 100%

Bone

Play Statistics Springs

Gross reserves / well (MMboe): 0.3

Gross CapEx / well ($MM): $2.1

Chaparral net acres: 2,368

Avg working interest: 74%

2010 Scheduled drill locations:

(Chaparral Operated) 1

ROI: (2010 Op Drilling) 4.2

ROR: (2010 Op Drilling) 38.7%

Atoka and Morrow Play (17,700’ depth) Expensive wells High production rates Large reserve potential

Anadarko Basin—Woodford Shale

Ellis

Dewey

Blaine

Kingfisher

Roger Mills Custer

Canadian

Washita Beckham

Caddo

Grady

Chaparral Operated Wells Chaparral Non-Operated Wells

Industry Completed Woodford Horizontal Wells

Industry Recently Permitted or Currently Drilling Locations

Chaparral’s Acreage

21,600 (+/-) net acres held by production (HBP), 1,080 non-producing acres

Potential drilling locations 787 (162 net)

Play Economics (1)

4.0 – 6.0 Bcfe gross per well with 4,000 foot lateral

Completed well costs: $7 – $9 million

Recent Industry Woodford Gross IPs

Golden 1 – 3H: 8.3 MMcfe/d

Guinn 1 – 10H: 7.1 MMcfe/d

Dixie 1 – 4H: 5.9 MMcfe/d

Young 2-22H: 6.8 MMcfe/d

Drilling Activity

Expect to drill 1 operated (ROR 100%, ROI 7.68) and 6 non-operated wells in 2010

Currently completing: Kurtz 1-14H

Proposed drilling: Cana 1-5H, Cana 1-34H, Cana 1-35H

Note: 1) Play economics sourced from Cimarex May 2009 presentation

The Oil is There

- U.S. Oil -

Enhanced Oil Recovery Opportunities

Chaparral utilizes CO2 and polymer EOR techniques

CO2 EOR involves injection of CO2 and water to enhance hydrocarbon mobility to drive hydrocarbons to wells

Polymer EOR improves areal sweep efficiency and minimizes channeling

North Burbank Unit - Polymer & CO2 Tertiary Recovery

WI - 99.25% (operated property)

Size - 23,080 acres; Depth - 3,000’

OOIP - 824 MMBO

Cum. Recovery - 317 MMBO (primary & secondary)

Producing zone - Bartlesville Reservoir - 2 Tier

Wells - 269 producing, 193 injection, 493 TA

Upside Potential - Polymer EOR

Phillips instituted polymer EOR Program on 1,440 acres from 1980 - 1986 as pilot area

Production increased from 500 BOPD to 1,200 BOPD

Phillips incremental oil recovery 2.4MMBO

Reinstituted polymer flood on 485 acres; $6MM cost, 19 well pattern

Return 349 wells to production; 8-33 BOPD per well

CO2 EOR Potential

North Burbank Improved Recovery

Phillips’ Polymer Project

Chaparral Polymer Pilot

160 150 140 130 120 110 100 90 80 70 60

Apr -07 Jun-07 Aug-07 Oct-07 Dec-07 Feb-08 Apr-08 Jun-08 Aug-08 Oct-08 Dec-08 Feb-09 Apr-09 Jun-09 Nov-09

Chaparral

Energy

Camrick Area CO2 Tertiary Recovery

Consists of three unitized fields

Operated with an average working interest of 54% CO2 injection has improved gross production in Camrick Area from 175 Bbls/day to 1,700 Bbls/day Expansion of CO2 injection operations is currently underway and is expected to be implemented across all units

NW Camrick, Camrick and Perryton Units: 8/8 Basis

Reservoir Morrow

Net Acreage 15,200

OOIP (Mmbo) 125.6

Primary oil recovery (Mmbo) 16.6

Secondary oil recovery (Mmbo) 13.1

Estimated tertiary CO2 recovery (Mmbo) 14.4

Camrick Area, OK

Beaver & Texas counties, Ok

Lipscomb County, Tx

Camrick CO2 Flood

Oil Production by Month

Substantial Upside With CO2 Tertiary Recovery

CO2 Tertiary Recovery Projects

CO2 project inventory

_ 7 units with proved reserves

_ 65 units with 2P & 3P EOR reserves

_ 10 units with CO2 injection

CO2 Infrastructure

_ 374 miles of existing line

_ 49 MMcfe/d of CO2 supply

Includes connecting 14-17 MMcf/d of CO2 from Arkalon

_ 16 mile expansion in 2008

_ $20 million spent in 2008

Economics (5 Proved Reserves Projects)(1)

$84.7 million investment

$272.8 million net cash flow

$104.3 million PV-10

4.22x ROI

51.1% IRR

(1)	Economics based on 12/31/09 reserves at 12/31/09 NYMEX pricing.

Currently Owned CO_2 Development Potential


Existing CELLC CO2 Pipelines
Existing Third Party CO2 Pipelines
Proposed CELLC CO2 Pipelines
Owned Active CO2 fields
Owned Potential CO2 fields
CO2 Source Locations

Total OOIP	3250 MMBO
Primary Production	506 MMBO
Secondary Recovery	530MMBO
Tertiary Potential	312 MMBO
Net Tertiary Potential	180 MMBO

Chaparral ENERGY

27

CO2 Infrastructure & Resource Potential

Chaparral CO2 Pipelines Proposed Chaparral Pipelines Third Party Pipelines Cum. Recovered 1-3 MMBO Cum. Recovered 3-5 MMBO Cum. Recovered 5-10 MMBO Cum. Recovered 10+ MMBO

EOR Potential

U.S. Department of Energy – Office of Fossil Energy – Office of Oil and Natural Gas CO2 – EOR Technically Recoverable Resource Potential

All Reservoirs (Ten Basins / Areas Assessed)

No. Large Reservoirs OOIP(1) ROIP (2) Technically Recoverable

Basin / Area Assessed (Billion Barrels) (Billion Barrels) (Billion Barrels)

Alaska 34 67.3 45.0 12.4

California 172 83.3 57.3 5.2

Gulf Coast 239 44.4 27.5 6.9

Mid-Continent 222 89.6 65.6 11.8

Illinois & Michigan 154 17.8 11.5 1.5

Permian 207 95.4 61.7 20.8

Rocky Mountains 162 33.6 22.6 4.2

Texas: East & Central 199 109.0 73.6 17.3

Williston 93 13.2 9.5 2.7

Louisiana Offshore 99 28.1 15.7 5.9

Total 1,581 581.7 390.0 88.7

CO2-EOR is the fastest growing form of Enhanced Oil Recovery in the US 206,000 BOPD in 2004, mostly in Permian Basin and New Mexico 4% of US crude oil production

Traditional oil recovery methods leave behind 390 billion barrels already discovered

Source: Advanced Resources International, February 2006 Notes: 1) Original oil in place, in all reservoirs in basins / areas

2) Remaining oil in place, in all reservoirs in basins / areas

Financial Overview

Summary Financial Data

2007 2008 2009E

Price

Oil – Wellhead ($/Bbl) 69.85 96.23 57.37

Gas – Wellhead ($/Mcf) (1) 6.41 7.72 3.51

NGL – Wellhead ($/Bbl) — 57.61 35.38

Production (MMBoe) 6.7 7.1 7.6

Oil (MMBbls) 3.3 3.4 3.4

Gas (Bcf) (2) 20.5 19.8 22.6

NGL (MMBbls) — .4 .4

Revenue Including Cash Settled Derivatives ($MM) 345.4 450.2 348.0

Lease Operating Expenses 104.5 120.5 94.2

Production and Ad Valorem Taxes 26.2 33.8 20.3

General and Administrative Expenses 21.8 22.4 23.7

Operating Expenses 152.5 176.7 138.2

Interest (Expense) (87.7) (86.0) (90.1)

Other Income / (Expense) 3.8 6.7 14.4

EBITDA 196.7 280.2 223.7

Discretionary Cash Flow 109.0 194.2 133.6

Total Capex (2) 230.2 302.7 150.6

Note: 1) Prior to 2008, NGL volumes and sales were included in gas volumes and sales

2) Includes oil & gas capex, non-drilling capex, and capitalized general and administrative expenses

Significant Liquidity

_ Proposed Revolving Credit Facility will maintain similar covenants

_ Secured Leverage test

_ Current Ratio

_ Chaparral will have approximately $170 million of liquidity at the closing of the transaction

Net Secured Debt / EBITDA

6

5.34x 5

4
3

2.28x

2.01x 2.04x 2

1.24x 1

0

2006 2007 2008 2009E 2009 Proforma

Liquidity

200

173.0m

150

120.9m

100 88.0m

73.0m

55.4m 50

0

YE2006 YE2007 YE2008 YE2009E YE2009 Proforma

Hedge Portfolio

% of Proved Developed Producing Hedged (As of February 3, 2010)

100%

90%

80%

$168.55

$11.53 $110.00 $152.71

70% $10.00 $110.00

60%

50%

40%

$7.11 $67.67 $7.24 $68.40

30%

20%

10% $90.46

0%

2010 2011 2012

Gas Swaps Gas Collars Oil Swaps Oil Collars

Gas Basis Hedges

% Gas

Price PDP

Jan-Dec 2010 $0.79 74%

Jan-Dec 2011 $0.74 73%

2Q 2009-monetized 2012 & 2013 contracts, net cash proceeds $102 million

4Q 2008 and 1Q 2009 – monetized portion of 2009 contract, net cash proceeds $42 million

Provides financial security for next two volatile price years Leaves upside pricing potential for outer years

Note: 1) Dollars represent average strike price of hedges (includes all derivative instruments)

Appendix

Explanatory Information

Adjusted EBITDA represents net income (loss), adjusted to exclude (1) interest and other financing costs, net of capitalized interest, (2) income taxes, (3) depreciation, depletion and amortization, (4) unrealized (gain) loss on ineffective portion of hedges and reclassification adjustments, (5) non-cash change in fair value of non-hedge derivative instruments, (6) interest income, (7) non-cash deferred compensation expense (gain), (8) gain or loss on disposed assets, and (9) impairment charges and other significant, unusual non-cash charges. Any cash proceeds received from the monetization of derivatives with a scheduled maturity date more than 12 months following the date of such monetization are excluded from the calculation of adjusted EBITDA. Management uses adjusted EBITDA as a supplemental financial measurement to evaluate the operational trends. Items excluded generally represent non-cash adjustments, the timing and amount of which cannot be reasonably estimated and are not considered by management when measuring the overall operating performance. In addition, adjusted EBITDA is the financial measurement that is used in covenant calculations required under the existing credit facility and is expected to be used in covenant calculations required under the new senior secured revolving credit facility. Chaparral considers compliance with the liquidity and debt covenants included in these agreements to be material. Adjusted EBITDA is used as a supplemental financial measurement in the evaluation of our business and should not be considered as an alternative to net income, as an indicator of our operating performance, as an alternative to cash flows from operating activities, or as a measure of liquidity. Adjusted EBITDA is not defined under GAAP and, accordingly, it may not be a comparable measurement to those used by other companies.

Adjusted EBITDA Reconciliation

	Year Ended December 31,			Nine Months Ended, September 30,	Twelve Months Ended, September 30,
	2006	2007	2008	2009	2009
Net Income (loss)	23,806	(4,793)	(54,750)	(146,934)	(247,169)
Interest Expense	45,246	87,656	86,038	67,655	89,411
Income tax expense (benefit)	14,817	(2,745)	(34,386)	(90,743)	(154,039)
Depreciation, depletion, and amortization	52,299	85,842	101,973	80,726	107,955
Unrealized (gain) loss on ineffective portion of hedges and reclassification adjustments	(18,761)	8,343	(12,549)	(20,360)	(26,344)
Non-cash change in fair value of non-hedge derivative instruments	4,592	23,031	(89,554)	32,238	(41,358)
Interest income	(555)	(755)	(409)	(237)	(348)
Non-cash deferred compensation expense (gain)	82	831	(306)	827	(510)
Gain on disposed assets	(132)	(712)	(177)	(9,010)	(8,906)
Loss on impairment of oil and gas properties	-	-	281,393	240,790	522,183
Loss on impairment of ethanol plant	-	-	2,900	-	-
Loss on litigation settlement	-	-	-	2,928	2,928
Adjusted EBITDA	**121,394**	**196,698**	**280,173**	**157,880**	**243,803**

Chaparral ENERGY

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Organizational Structure

Chaparral Energy, Inc.

(Delaware)

Green Country Supply, Inc. (Oklahoma)

O&G Supply Stores

Chaparral Exploration, LLC (Delaware)

Shell Company

NorAm Petroleum, LLC (Oklahoma)

WI in OK Outside Operated Wells

CEI Pipeline, LLC (Texas)

Public Utility Transport of Nat. Gas to Levelland Eth. Plant

Chaparral Real Estate, LLC (Oklahoma)

Owner of Corp. and Field Offices All Surface Acreage

Chaparral CO2, LLC (Oklahoma)

Owns Various EOR Units, Various Pipelines, Arkalon CO2 Processing Facility

Chaparral Energy, LLC (Oklahoma)

Operating Company & Owns Various WI & ORRI

CEI Acquisition, LLC (Delaware)

Owns Non-Oil and Gas Assets

Chaparral Resources, LLC (Oklahoma)

Owner of Various WI & Fayette Gas Plant

Roadrunner Drilling, LLC (Oklahoma)

Owner of Three Rigs

Chaparral Biofuels, LLC (Oklahoma)

Owner in Two Ethanol Plants

Oklahoma Ethanol LLC (Oklahoma)

Intangible Property for Ethanol Plant

Unrestricted

Issuer / Borrower

Experienced and Knowledgeable Management Team

Chaparral’s management has a proven track record of strong operational and financial performance

Mark A. Fischer

CEO, President, Co-Founder and Director

Joseph O. Evans

Exec. VP and CFO

Robert W. Kelly II

Sr. VP and General Counsel

Larry E. Gateley

Sr. VP – Reservoir Engineering and Acquisitions

James M. Miller

Sr. VP – Operations and Production Engineering

38 years experience in the Mid-Continent and Permian Basin regions

Previous experience at Exxon, TXO and Slawson Exploration; co-founded Chaparral Energy in 1988

33 years experience in oil and gas accounting and finance Audit Partner, Deloitte and Touche’s Energy practice until 1997

29 years experience in oil and gas land, title, and legal affairs Previous experience with EOG Resources and TXO Production

36 years diversified management, operational, and technical experience Previous positions included Exxon, Post Petroleum and SMR Energy

24 years experience in petroleum engineering

Previous experience at Robert A. Mason Production Co. and KEPCO Operating Inc.